UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 22, 2009
Date of Report (Date of earliest event reported)
Actuate Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24607	94-3193197
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
2207 Bridgepointe Parkway
Suite 500
San Mateo, California 94404
(Address of principal executive offices) (Zip Code)
650-645-3000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment to 1998 Equity Incentive Plan (Amended and Restated)
     On April 22, 2009, the Board of Directors (the “Board”) of Actuate Corporation (“Actuate”) amended, effective January 2, 2010, Actuate’s 1998 Equity Incentive Plan (amended and restated) (the “1998 Plan”) to eliminate Section 3.2 of the 1998 Plan (the “1998 Plan Amendment”) pursuant to Section 17.2 of the 1998 Plan. The 1998 Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to the Actuate Corporation 1998 Equity Incentive Plan (Amended and Restated)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Actuate Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACTUATE CORPORATION
Dated: April 23, 2009	By:	/s/ Peter I. Cittadini
Peter I. Cittadini
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to the Actuate Corporation 1998 Equity Incentive Plan (Amended and Restated)